Exhibit 99.1

Press Release for May 12, 2003

HEADLINE: Gladstone Capital reports second quarter financial results for March 31, 2003: Net Increase in Stockholders’ Equity Resulting from Operations in the second quarter was $0.36 per diluted common share, a 160% increase from the prior year’s quarter.

McLean, VA: Gladstone Capital Corp. (NASDAQ: GLAD) announced today that its Net Increase in Stockholders’ Equity Resulting from Operations for the second quarter ended March 31, 2003 was $3,662,015 or $0.36 per diluted common share for the quarter as compared to $1,408,482 or $0.14 per diluted common share for the quarter ended March 31, 2002 for an increase of $2,253,533 or 160%.  Total assets were $199,846,757 at the end of March 2003 and $172,922,039 at the end of September 2002.

Net Increase in Stockholders’ Equity Resulting from Operations for the six months ended March 31, 2003 was $6,074,170 or $0.60 per diluted common share as compared to $2,605,462 or $0.26 per diluted common share for the previous six months ended March 31, 2002.  This leaves us with an increase of $3,468,708 or 133%.

As for the Net Investment Income for the quarter ended March 31, 2003, we saw an increase from $1,408,482 or $0.14 to $2,919,591 or $0.29 per diluted common share, a 107% increase from the prior year’s quarter.

Net Investment Income for the six months ended March 31, 2003 was $5,331,746 or $0.53 per diluted common share as compared to $2,605,462 or $0.26 per diluted common share for the previous six months ended March 31, 2002.  We see an increase of $2,726,284 or 105%.

During the quarter, Gladstone Capital refined its valuations by hiring Standard & Poor’s Loan Evaluation Services to value some of its loan securities.  This adds another positive dimension to the task of finding an accurate value for the company’s securities.

Information about investments is on our web site, www.GladstoneCapital.com.

The attached financial statements are without footnotes so readers should obtain Form 10-Q and review the notes as well.  We have filed Form 10-Q with the Securities and Exchange Commission (‘SEC’) which can be retrieved at the SEC website at www.SEC.gov or from Gladstone Capitals web site at www.GladstoneCapital.com.  A paper copy can be obtained by writing to us at 1616 Anderson Road, McLean, VA 22102.

For further information please contact Skye Breeden or Harry Brill at (703) 286-7000.  The company will have a conference call at 11:30am EST, May 13, 2003.  Please call 1-800-553-3594 and use the ID code 3555690 and you will be placed on hold until the conference starts.  An operator will monitor the call and set a queue for the questions.  The replay number will be available at 4:00pm on May 13, 2003 for approximately 30 days.  The replay number is 1-888-211-2648 and use ID code 3555690.

This press release may include statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company.  Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements.  These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company’s current plans that are believed to be reasonable as of the date of this press release.  Factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption “Risk factors” of the Company’s Form 10-K for the Fiscal Year Ended September 30, 2002, as filed with the Securities and Exchange Commission on December 11, 2002.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED BALANCE SHEETS

	March 31, 2003	September 30, 2002
	(Unaudited)
ASSETS
Investments at fair value (Cost 3/31/2003: $101,294,476; 9/30/2002: $79,718,354)	$102,036,900	$79,718,354
Cash and cash equivalents	31,154,246	51,930,529
Cash and cash equivalents pledged as collateral	65,011,213	39,998,799
Interest receivable - investments in debt securities	942,777	685,274
Interest receivable - cash and cash equivalents	969	4,389
Interest receivable - officers	109,737	109,874
Prepaid assets	312,165	357,955
Other assets	278,750	116,865

TOTAL ASSETS	$199,846,757	$172,922,039

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Dividends payable	$2,517,961	$2,115,087
Accrued expenses and deferred liabilities	1,715,561	944,960
Repurchase agreement	63,710,277	39,198,719

Total Liabilities	$67,943,799	$42,258,766

STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized and 10,071,844 shares issued and outstanding	$10,072	$10,072
Capital in excess of par value	140,266,684	140,266,684
Notes receivable - officers	(8,983,796)	(8,983,796)
Net unrealized appreciation on investments	742,424	—
Declared distributions in excess of undistributed earnings	(132,426)	(629,687)

Total Stockholders’ Equity	$131,902,958	$130,663,273

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$199,846,757	$172,922,039

GLADSTONE CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2003

(UNAUDITED)

COMPANY (1)	INDUSTRY	INVESTMENT	COST	FAIR VALUE

America’s Water Heater Rentals, LLC	Water heater rentals and servicing	Senior Term Debt (2)	$12,000,000	$12,000,000

ARI Holdings, Inc.	Manufacturing auto parts	Junior Subordinated Term Debt (3)(4)	8,459,234	8,448,660

Coyne International Enterprises Corp.	Industrial services	Senior Term Debt (2)(3)(4)	20,231,286	20,003,684

Finn Corporation	Manufacturing landscape equipment	Senior Subordinated Term Debt (4)	10,500,000	10,500,000
		Common Stock Warrants for 2% Ownership	37,000	490,323

Home Care Supply, Inc.	Medical equipment rental	Senior Term Debt (2)(4)(5)	18,000,000	18,576,964

Inca Metal Products Corp. Kingway Acquisition, Inc. Clymer Acquisitions, Inc.	Material handling and storage products	Senior Term Debt (2)	5,925,000	5,925,000

Kozy Shack Enterprises, Inc.	Food production and sales	Senior Term Debt (2)(4)	4,200,000	4,205,250

Marcal Paper Mills, Inc.	Manufacturing paper products	Senior Subordinated Term Debt (2)(4)	7,325,000	7,270,063
		First Mortgage Debt (3)	9,116,956	9,116,956

Wingstop Restaurants	Restaurant - fast food	Senior Term Debt	2,000,000	2,000,000
International, Inc.		Senior Term Debt	3,500,000	3,500,000

			$101,294,476	$102,036,900

(1)  We do not “Control,” and are not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  In general, under the 1940 Act, we would “Control” a portfolio company if we owned 25% or more of its voting securities and would be an “Affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)  Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(3)  Has some paid in kind (PIK) interest.  Refer to Note 2 “Summary of Significant Accounting Policies” of Form 10-K for the fiscal year ended September 30, 2002.

(4)  Fair value was based on valuation prepared and provided by Standard & Poor’s Loan Evaluation Services.

(5)  Includes a success fee with a fair value of $666,964.

GLADSTONE CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2002

COMPANY (1)	INDUSTRY	INVESTMENT	COST	FAIR VALUE

ARI Holdings, Inc.	Manufacturing auto parts	Junior Subordinated Term Debt (3)	$8,250,803	$8,250,803

Coyne International Enterprises Corp.	Industrial services	Senior Term Debt (2)(3)	16,054,268	16,054,268

Finn Corporation	Manufacturing landscape equipment	Senior Subordinated Term Debt	10,500,000	10,500,000
		Common Stock Warrants for 2% Ownership	37,000	37,000

Home Care Supply, Inc.	Medical equipment rental	Senior Term Debt (2)	18,000,000	18,000,000

Inca Metal Products Corp.	Material handling and storage products	Senior Term Debt (2)	6,000,000	6,000,000

Kozy Shack Enterprises, Inc.	Food production and sales	Senior Term Debt (2)	4,300,000	4,300,000

Marcal Paper Mills, Inc.	Manufacturing paper products	Senior Subordinated Term Debt (2)	7,500,000	7,500,000
		First Mortgage Debt (3)	9,076,283	9,076,283

			$79,718,354	$79,718,354

(1)  We do not “Control,” and are not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  In general, under the 1940 Act, we would “Control” a portfolio company if we owned 25% or more of its voting securities and would be an “Affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)  Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(3)  Has some paid in kind (PIK) interest.  Refer to Note 2 “Summary of Significant Accounting Policies” of Form 10-K for the fiscal year ended September 30, 2002.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
INVESTMENT INCOME
Interest income - investments	$3,275,962	$1,596,970
Interest income - cash and cash equivalents	113,338	368,570
Interest income - notes receivable from officers	109,737	107,409
Managerial assistance fees	358,000	29,102
Other income	2,256	47,500
Total Investment Income	$3,859,293	$2,149,551

EXPENSES
Salaries and benefits	$477,861	$327,158
Rent	54,525	36,227
Professional fees	86,577	114,061
Directors fees	20,857	5,000
Insurance	73,686	50,329
Stockholder related costs	74,342	62,045
General and administrative	151,854	146,249
Total Expenses	$939,702	$741,069

NET INVESTMENT INCOME	$2,919,591	$1,408,482

Net unrealized appreciation on investments	742,424	—

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$3,662,015	$1,408,482

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER COMMON SHARE
Basic	$0.36	$0.14
Diluted	$0.36	$0.14

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
Basic	10,071,844	10,060,178
Diluted	10,100,062	10,160,417

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

	Six Months Ended March 31, 2003	Six Months Ended March 31, 2002
INVESTMENT INCOME
Interest income - investments	$6,203,625	$1,926,627
Interest income - cash and cash equivalents	311,504	1,009,085
Interest income - notes receivable from officers	219,341	214,827
Managerial assistance fees	358,000	640,911
Other income	2,256	47,500
Total Investment Income	$7,094,726	$3,838,950

EXPENSES
Salaries and benefits	$911,101	$604,342
Rent	109,145	47,280
Professional fees	201,267	215,482
Directors fees	34,357	7,000
Insurance	144,841	97,664
Stockholder related costs	111,432	71,262
General and administrative	250,837	190,458
Total Expenses	$1,762,980	$1,233,488

NET INVESTMENT INCOME	$5,331,746	$2,605,462

Net unrealized appreciation on investments	742,424	—

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$6,074,170	$2,605,462

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER COMMON SHARE
Basic	$0.60	$0.26
Diluted	$0.60	$0.26

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
Basic	10,071,844	10,060,178
Diluted	10,112,129	10,153,223

GLADSTONE CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

(UNAUDITED)

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
Per Share Data (1)
Net asset value at beinning of period	$12.98	$12.98
Net investment income	0.29	0.14
Net unrealized gain on investments	0.07	—
Distributions from net investment income	(0.25)	(0.21)
Net asset value at end of period	$13.09	$12.91

Per share market value at beginning of period	$16.47	$18.69
Per share market value at end of period	16.18	17.80
Total return (2)(3)	-0.24%	-3.64%
Shares outstanding at end of period	10,071,844	10,060,178

Ratios/Supplemental Data
Net assets at end of period	$131,902,958	$129,881,097
Average net assets	$132,125,265	$130,819,578
Ratio of operating expenses to average net assets - annualized	2.85%	2.28%
Ratio of net investment income to average net assets - annualized	11.09%	4.32%

	Six Months Ended March 31, 2003	Six Months Ended March 31, 2002
Per Share Data (1)
Net asset value at beinning of period	$12.97	$13.05
Net investment income	0.53	0.26
Net unrealized gain on investments	0.07	—
Distributions from net investment income	(0.48)	(0.39)
Offering costs	—	(0.01)
Net asset value at end of period	$13.09	$12.91

Per share market value at beginning of period	$16.88	$16.14
Per share market value at end of period	16.18	17.80
Total return (2)(3)	-1.30%	12.70%
Shares outstanding at end of period	10,071,844	10,060,178

Ratios/Supplemental Data
Net assets at end of period	$131,902,958	$129,881,097
Average net assets	$131,844,204	$131,052,167
Ratio of operating expenses to average net assets - annualized	2.67%	1.88%
Ratio of net investment income to average net assets - annualized	9.21%	1.99%

(1) Basic per share data.

(2) Amounts were not annualized for the results of the three and six month periods ended March 31, 2003 and March 31, 2002.

(3) Total return equals the increase of the ending market value over the beginning market value plus dividends divided by the beginning market value.